UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: August 1, 2005

OPENLIMIT, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation or organization)

000-28731	98-0211356
(Commission File Number)	(IRS Employer Identification Number)

Henry Dattler, Chief Executive Officer
Zugerstrasse 76B, Baar, Switzerland CH 6341
(Address of principal executive offices)

011 41 41 560 1023
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — This report and the exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management's good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of OPENLiMiT, Inc. to control. Forward-looking statements are made based upon management's expectations and belief concerning future developments and their potential effect upon OPENLiMiT, Inc. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on OPENLiMiT, Inc. will be those anticipated by management.

The words "believes," "expects," "intends," "plans," "anticipates," "hopes," "likely," "will," and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of OPENLiMiT, Inc., or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management's view only as of the date of this Form 8-K. OPENLiMiT, Inc. undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect OPENLiMiT, Inc.'s forward-looking statements, please refer to OPENLiMiT, Inc.'s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

Item 7.01 REGULATION FD DISCLOSURE

The information contained herein includes a press release attached as Exhibit 99.1, an information statement attached as Exhibit 99.2, and a letter to shareholders attached as Exhibit 99.3, all of which are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01 OTHER EVENTS

On August 5, 2005, OPENLiMiT, Inc. ("Company") announced that its board of directors had declared a distribution of 100% of the shares of OPENLiMiT Holding AG common stock to the Company's common shareholders on a pro rata basis. The distribution will be made on or about September 1, 2005, the distribution date, to Company shareholders of record as of the close of business on August 19, 2005, the record date for those entitled to the distribution. The Company expects that record holders will receive one (1) share of OPENLiMiT Holding AG common stock for every five (5) shares of Company common stock owned on the record date. The distribution will be completed on or about September 2, 2005, the ex-dividend date. The Company will deliver an information statement to all of its registered shareholders as of August 3, 2005, which includes information about the distribution and OPENLiMiT Holding AG.

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A copy of the press release announcing the board of directors’ decision is filed with this current report as Exhibit 99.1.
A copy of the information statement about the distribution is filed with this current report as Exhibit 99.2.
A copy of the letter to shareholders requesting share delivery instructions from registered shareholders is filed with this current report as Exhibit 99.3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

The following exhibits are filed herewith:

99.1 The Press Release issued by the Company on August 5, 2005.
99.2 The Information Statement dated August 1, 2005 with details concerning the distribution.
99.3 Letter to shareholders dated August 5, 2005, requesting share delivery instructions from registered shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPENLiMiT, Inc.

Date August 5, 2005

By: /s/ Henry Dattler

Name: Henry Dattler
Title: Chief Executive Officer

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